Lincoln Variable Insurance Products Trust
Lincoln Nasdaq-100 Buffer Fund Dec Lincoln Nasdaq-100 Buffer Fund Dec (the “Fund”)
Supplement Dated December 19, 2022 to each Fund’s Prospectus and Summary Prospectus Dated May 1, 2022
This Supplement provides information about the Funds. You may obtain a copy of each Fund’s Prospectus or Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus or Summary Prospectus (“Prospectus”).
As described in the Fund’s Prospectus, an investment in shares of the Fund is subject to an upside return Cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for an Outcome Period. The Fund’s next Outcome Period is the one-year period December 16, 2022 to December 15, 2023. The Outcomes for the Funds will be based upon the Invesco QQQ TrustSM Series 1 (“Underlying ETF”). As of December 8, 2022, each Fund’s Cap is expected to fall within the range set forth below:

Fund Name	Final Cap Information
Lincoln Nasdaq-100 Buffer Fund Dec	25.45% before Fund expenses (24.60% after Fund expenses for Standard Class) (24.25% after Fund expenses for Service Class)
The following table illustrates the Outcomes the Fund seeks to provide if the Underlying ETF performs in certain ways. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes. The table is illustrative only and does not show every possible performance scenario. It is not intended to, nor could it, predict or project the actual performance of the Fund or the Index. The actual performance of a Fund will vary with fluctuations in the value of the FLEX Options during the Outcome Period, among other factors. Please refer to the following website, http://lincolnfinancial.com/definedoutcomefunds, which provides updated fund performance information on a daily basis.
Invesco QQQ TrustSM Performance (before Fund expenses)	(100)%	(50)%	(20)%	(10)%	(5)%	0%	5%	10%	15%	20%	50%	100%
Lincoln Nasdaq-100 Buffer Fund Dec Performance (before Fund expenses)	(88)%	(38)%	(8)%	(0)%	0%	0%	5%	10%	15%	20%*	50%*	100%*
*
The Cap is set on the first day of the Outcome Period and is 25.45% before taking into account Fund expenses charged to shareholders. When the Funds’ expenses are taken into account, the Cap is 24.60% for Standard Class and 24.25% for Service Class.
Please keep this Supplement with your Prospectus and other important records.